UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      December 30, 2003 (December 30, 2003)



                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                       0-28846                  36-3145350
---------------------------           ------------           -------------------
State or other jurisdiction           (Commission               (IRS Employer
     of Incorporation                 File Number)           Identification No.)






                     321 West Main Street, Ottawa, IL 61350
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (815) 431-2720
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On Tuesday, December 30, 2003, the Company issued a press release announcing that the Company expects to provide approximately $1.9 million to its allowance for loan losses during the fourth quarter of 2003. The text of the December 30, 2003 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     Press Release dated December 30, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIONBANCORP, INC.



Dated: December 30, 2003              /s/ DEWEY R. YAEGER
                                      ------------------------------------------
                                      Dewey R. Yaeger
                                      President and Principal Executive Officer



Dated: December 30, 2003              /s/ KURT R. STEVENSON
                                      ------------------------------------------
                                      Kurt R. Stevenson
                                      Vice President and Principal Financial and
                                      Accounting Officer

                                  EXHIBIT INDEX


Exhibit Number
--------------

     99.1         Press Release, dated December 30, 2003 issued by UnionBancorp,
                  Inc.